SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 12, 2005

                           CHAMPIONLYTE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        FLORIDA                        000-28223                  65-0510294
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)        (IRS EMPLOYEE
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

                               600 Bayview Avenue
                             Inwood, New York 11096
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (516) 239-7000
                            (ISSUER TELEPHONE NUMBER)

                           3450 Park Central Boulevard
                          Pompano Beach, Florida 33064
                            (FORMER NAME AND ADDRESS)


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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 12, 2005 (the "Effective Date"), pursuant to a Stock Purchase Agreement and Share Exchange (the "Agreement") between the Company, Cargo Connection Logistics Corp. ("Cargo Connection"), a Delaware corporation, and Mid-Coast Management, Inc. ("Mid-Coast"), an Illinois corporation, the Company purchased all of the outstanding shares of Cargo Connection and Mid-Coast for a total of 70% of the issued and outstanding shares of the Company's common stock. As additional consideration, the Company also issued shares of its preferred stock to Cargo Connection and Mid-Coast which are convertible into shares of the Company's common stock so that in twelve (12) months from the Closing Date, Cargo Connection and Mid-Coast will own a total of eighty (80%) percent of the outstanding shares of the Company at such time. Pursuant to the Agreement, Cargo Connection and Mid-Coast became wholly owned subsidiaries of the Company. The acquisition was approved by the unanimous consent of our Board of Directors on May 12, 2005.

On May 12, 2005, the Company completed a financing agreement for $1,000,000 with Highgate House Funds, Ltd. (the "Investor"). Under the agreement the Company issued a $1,000,000 secured convertible debenture with a 10% interest rate to the Investor. The debenture is convertible into common shares of the Company at a conversion price of $0.01 per share. The Company simultaneously issued to the Investor a Warrant to purchase 250,000 shares of the Company's common stock at an exercise price of $0.001. The Company is committed to filing an SB-2 Registration Statement with the SEC within 90 days of funding. There are penalty provisions for the Company should the filing not become effective within 120 days of filing.


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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Agreement, the Company purchased all of the outstanding shares of Cargo Connection and Mid-Coast for a total of 70% of the issued and outstanding shares of the Company's common stock. Pursuant to the Agreement, Cargo Connection and Mid-Coast became wholly owned subsidiaries of the Company.

Cargo Connection Logistics Corp. ("Cargo Connection") is a transportation logistics provider based in Inwood, NY. Cargo Connection is engaged primarily in hauling truckload and less-than-truckload (LTL) shipments of general commodities in both interstate and intrastate commerce. Cargo Connection operates a domestic and an international logistics operation for all classifications of freight.

The movement of this cargo is accomplished through a network of company drivers and owner-operators that provide needed resources for the book of business and the operational skill to maintain their customer base. Cargo Connection provides the back office operation for the companies, allowing them to focus on the business itself while Cargo Connection deals with the insurance, financial and regulatory portions of the business.

In addition to its truck operation, Cargo Connection is in the warehouse and distribution movement of dry goods from its inbound locations at Atlanta, GA; Bensenville, IL; Columbus, OH; Inwood, NY and Miami, FL to points throughout the United States. These operations enhance the appeal to entrepreneurial agents mainly because it provides built-in backhauls from primary markets for their truck operations.

Cargo Connection provides carriers with, amongst a host of other aspects of air carrier handling, electronic messaging, customer service, surface transportation, ULD control, and collection of monies.

In the Chicago area, Cargo Connection operates a US Customs Bonded Container Freight Station in Bensenville, IL. It is a 92,000 sq. ft. facility that also operates as the Midwest trucking center.

In New York, the USA headquarters, Cargo Connection operates a 105,000-sq. ft. US Customs Bonded Container Freight Station. At this location, Cargo Connection provides the build-up and breakdown of air cargo for airlines and freight forwarders. At one time Cargo Connection's largest airline partner in New York was El-Al Israel Airlines. Cargo Connection provided off Airport pallet building services for them.

In the southeast Cargo Connection operates a 27,520 sq. ft. US Customs Bonded Container Freight Station just off the Hartsfield-Jackson International Airport in Atlanta and a 36,000 sq. ft. US Customs Bonded Container Freight Station in Miami near Miami International Airport. Both operations serve as trucking operations for the region as well.

In Columbus, Ohio, Cargo Connection currently operates a 52,000 sq. ft. US Customs Bonded Container Freight Station and trucking operation.

Currently Cargo Connection has a fleet of approximately twenty 5000 pound Yale, Toyota and Komatsu Forklifts. Most of these trucks is leased with full maintenance agreements to ensure that the company is never left without the proper equipment. In addition, in those locations where it handles ULD's for the airlines, Cargo Connection has 15,000 lb. capacity trucks so the loaded ULD's can be moved efficiently.

Pursuant to the Agreement, as additional consideration, the Company also issued shares of its preferred stock to Cargo Connection and Mid-Coast which are convertible into shares of the Company's common stock so that in twelve (12) months from the Closing Date, Cargo Connection and Mid-Coast will own a total of eighty (80%) percent of the outstanding shares of the Company at such time.


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ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On May 12, 2005, pursuant to the Agreement, we agreed to issue a total of a total of 70% of the issued and outstanding shares of the Company's common stock to Cargo Connection and Mid-Coast in exchange for all of the outstanding shares of Cargo Connection and Mid-Coast. These shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933.

These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, Cargo Connection and Mid-Coast had the necessary investment intent as required by Section 4(2) since Cargo Connection and Mid-Coast agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market, and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of the Agreement, Cargo Connection and Mid-Coast will be issued a total of 70% of the issued and outstanding shares of the Company's common stock shares of the Company's authorized common stock. The shares to be held by Cargo Connection and Mid-Coast represent a majority of the Company's outstanding common stock. As part of the Agreement, the following changes to the Company's directors and officers have occurred.

David Goldberg resigned as the Company's President, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors; and Thad Kaplan and Steven Field resigned as members of the Board of Directors, effective May 12, 2005.

Jesse Dobrinsky was appointed as the Company's President and Chief Executive Officer; Scott Goodman was appointed as the Company's Secretary, Chief Financial Officer, and Chief Operating Officer; and John Udell was appointed as the Company's Vice-President as of May 12, 2005.

Further, Jesse Dobrinsky and Scott Goodman were appointed as members of the Board of Directors of the Company.


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

David Goldberg resigned as the Company's President, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors; and Thad Kaplan and Steven Field resigned as members of the Board of Directors, effective May 12, 2005.

Jesse Dobrinsky was appointed as the Company's President and Chief Executive Officer; Scott Goodman was appointed as the Company's Secretary, Chief Financial Officer, and Chief Operating Officer; and John Udell was appointed as the Company's Vice-President as of May 12, 2005.

Further, Jesse Dobrinsky and Scott Goodman were appointed as members of the Board of Directors of the Company.

Jesse Dobrinsky - President and CEO

Jesse was born in 1956. He was raised and educated in New York. Jesse has been and entrepreneur all of his life. While working his way through college, Jesse worked as an assistant pharmacist and an assistant manager for Edison Brothers Shoes. In mid-1978 he and an associate opened a retail stereo shop called Sounds Incredible. They grew this business until the sales volume was in excess of one
(1) million dollars per year. In 1981, Jesse was enticed into a family restaurant business where he spent the next year building up the business.
In 1982, Jesse was given the opportunity to open a sales agency for a group of Midwestern meat haulers. This company was called Coast Dispatch, Inc. It was started in a small office in Manhattan and its focus was to sell westbound freight from the Northeastern portion of the United States. As this business grew, the customers began to inquire about trucks to haul freight throughout the country. In early 1983 Coast Dispatch, Inc. became an irregular route common carrier. Over the next twelve years Coast Dispatch, Inc. grew to over 40 company trucks and ten million dollars in sales.

In 1995 Landstar Inway approached Jesse and asked him to open an Air-Freight Division for the Landstar group. This division was called Cargo Connection Logistics. With Jesse at the helm the company grew from less then three million dollars in sales in 1996 to over five million dollars in sales in 1997. In late 1997, Landstar Inway was directed to refocus on their core business and to disband any business that was not related to that core business. In 1997, Cargo Connection Logistics became a non-owned division of ARL and in 1998, did in excess of eight million dollars in sales. In 1999 the sales volume exceeded twelve million dollars and Cargo Connection Logistics became the largest non-owned division of ARL.

Scott Goodman - COO and CFO
Scott was born in 1959. He attended schools in New York and Massachusetts. Scott holds a Bachelor of Science Degree in Business Administration with a major in accounting from Northeastern University. He also obtained his MBA from Adelphi University with majors in International Business and Corporate Finance.


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Scott began his career with Norman Goldstein Associates where his primary duties were as Controller for NGA and as Director of Operations for its subsidiary company, E & N Plastics. It was at this company that Scott began to travel the world. In 1983, Scott joined M. Blumenthal Graphics, a New York City printing house, as Controller and later as Director of Operations.

In 1988, Scott went to work for Lafayette Precision Products. As Controller and Director of Purchasing, Scott was responsible for overseeing and managing the installation and implementation of a new computer system. In addition, he was very involved with developing new procedures for purchasing, inventory control and financial reporting. When Reichel & Drews bought the company and ultimately moved the operation to their headquarters in Itasca, IL in 1990, Scott went to work for Landes Marketing. At Landes Marketing Scott held dual positions as their Vice President and General Manager. He joined them in order to restructure their financial debt and reduce costs after heavy losses were sustained by the Landes family. Landes was a leader in the marketing and distribution of silver-plated tabletop and giftware. It was in this position that Scott began to develop a deeper understanding of the import business. One of the vendors Scott became intimate with was Ben Forman & Sons. In 1992, when Landes Marketing was being sold, Scott went to work for Ben Forman & Sons where he was responsible for the financial area of the multi-million dollar manufacturing company. He was also responsible for the company's related real-estate ventures.

In 1995 Scott Goodman met Jesse Dobrinsky. In late 1995 he went to work for Coast Dispatch, Inc. as its CFO. In 1996 Scott joined Jesse Dobrinsky at Cargo Connection Logistics, where they went to work for Landstar Inway.

With Jesse Dobrinsky as President, Scott joined the team as Executive Vice President. The company grew from less than three million dollars in sales in 1996 to over five million in sales in 1997. In late 1997, Landstar Inway was directed to refocus on their core business and to disband any business that was not related to that main business focus. In 1997 Cargo Connection Logistics became a non-owned division of ARL and in 1998 had sales volumes in excess of eight million dollars. In 1999 the sales volume exceeded twelve million dollars and Cargo Connection Logistics became the largest non-owned division of ARL.

John L. Udell - Vice President

John was born in 1955. He was raised and educated in New York. John has had an entrepreneurial spirit his whole life. While working his way through college, John had many jobs. In 1976, before completing his education, John was called home from school to help save the family business. Later that year, John became the Director of the Finishing Division for AMPCO Printing Company.

It became John's responsibility to make sure that jobs were finished properly and shipped out in a timely manner. While performing this job it became clear to John that there was a need for and ultimately an opportunity for a trucking company that could provide expedited service for the printing industry. He took this concept to a friend and in 1982, Jesse Dobrinsky and John Udell formed a company called Coast Dispatch, Inc.


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John soon found himself intrigued by the growth and opportunity at Coast
Dispatch, Inc. He soon decided to make it his full time career. Over the next 12 years John was very instrumental in the development and growth of Coast Dispatch, Inc. In 1996, when Jesse departed from the company, John became its President and began to lead the company into a rebuilding process. It was his dream to build a regional trucking company that would focus on the New York Tri-State Area. In 1996, after bringing the company through a major overhaul, the investors chose to shut down the company. During that last year John had managed to reduce the debts of Coast Dispatch, Inc. from just over two million dollars to less than fifty thousand dollars. John spent the balance of the year closing Coast Dispatch, Inc. and selling off the assets of the company.

In mid-1997, John joined Cargo Connection Logistics as its Director of Container Freight Station Operations. In that capacity, John managed the two main CFS operations in New York and Chicago. John also headed up both the Safety & Compliance and Driver Recruitment Departments.

No transactions occurred in the last two years to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

    Financial Statements will be filed as an amendment to this Form 8K.

(b) Pro Forma Financial Information.

    Pro Forma Financial Information will be as an amendment to this Form 8K.

(c) Exhibits.

Stock Purchase Agreement and Share Exchange dated May 12, 2005, by and among Championlyte Holdings, Inc.; Cargo Connection Logistics Corp.; and Mid-Coast Management, Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHAMPIONLYTE HOLDINGS, INC.

                                    By: /s/ Jesse Dobrinsky
                                        --------------------------
                                            JESSE DOBRINSKY
                                            President, CEO

Dated: May 16, 2005